Pension and Other Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefit Plans
Pension and Other Postretirement Benefit Plans

Employees of EQT operate the Partnership’s assets. EQT charges the Partnership for the payroll and benefit costs associated with these individuals and for retirees of Equitrans. EQT carries the obligations for pension and other employee-related benefits in its financial statements.

Equitrans’ retirees participate in a defined benefit pension plan sponsored by EQT. For the years ended December 31, 2014, 2013 and 2012, the Partnership reimbursed EQT approximately $0.2 million, $0.3 million and $0.3 million, respectively, in order to meet certain funding targets. The Partnership expects to make cash payments to EQT of approximately $0.3 million in 2015 to reimburse for defined benefit pension plan funding. Historically, pension plan contributions have been designed to meet minimum funding requirements and keep plan assets at least equal to 80% of projected liabilities. The Partnership’s reimbursements to EQT are based on the proportion of the plan’s total liabilities allocable to Equitrans retirees. For the years ended December 31, 2014, 2013 and 2012, the Partnership was allocated $0.5 million, $0.1 million and $0.1 million, respectively, of the expenses associated with the plan. The dollar amount of a cash reimbursement to EQT in any particular year will vary as a result of gains or losses sustained by the pension plan assets during the year due to market conditions. The Partnership does not expect the variability of contribution requirements to have a significant effect on its business, financial condition, results of operations, liquidity or ability to make distributions.

EQT, as the sponsor of the defined benefit pension plan, terminated the plan effective December 31, 2014. Following satisfaction of applicable regulatory requirements, which is expected to occur by the end of 2016, EQT will fully fund the defined benefit pension plan by purchasing one or more annuities for participants from an insurance company or other financial institution. The Partnership will reimburse EQT for its proportionate share of such funding which is not expected to significantly impact the Partnership's financial condition, results of operations, liquidity or ability to make distributions.

The Partnership contributes to a defined contribution plan sponsored by EQT. The contribution amount is a percentage of allocated base salary. In 2014, 2013 and 2012, the Partnership was charged its contribution percentage through the EQT payroll and benefit costs discussed in Note 4.

The individuals who operate the Partnership’s assets and Equitrans' retirees participate in certain other post-employment benefit plans sponsored by EQT. The Partnership was allocated $0.1 million, $0.2 million and $0.3 million in 2014, 2013 and 2012, respectively, of the expenses associated with these plans.

The Partnership recognizes expenses for ongoing post-retirement benefits other than pensions, which are subject to recovery in the approved rates. Expenses recognized by the Partnership for the years ended December 31, 2014, 2013 and 2012 for ongoing post-retirement benefits other than pensions were approximately $1.2 million per year.